Unique Loan ID	Final Current Event Level	Current Exceptions	Collection Comments	Payment History As Of Date	Paystring (Rightmost Recent)
564963999	1		It appears that the loan will perform. The loan is due for 03/01/2013; most recent payment received was on 02/19/2013. RFD: Unknown. Loan is currently in collections. Last contact was 02/16/2013. Co-borrower (non-obligator) advised intent is to retain the property. No active loss mitigation activity; no previous loss mitigation workouts cited in comments. No active bankruptcy. Comments do not cite lapse in homeowner's insurance, property taxes title or legal issues. No BPO report provided. Property inspection report dated 01/08/2013; owner occupied.	2/22/2013	MMMMMMMMMMMMMMMMMMMM100M
538050079	1		It appears that the loan will perform. The loan is due for 03/01/2013 and the last payment made was on 02/26/2013. Collection comments did not cite a reason for default. The loan is current no instances of delinquency within the review period.	2/27/2013	12232234433332222300000M
550760442	1		It appears that the loan will perform. The loan is due for 03/01/2013; most recent payment received was on 02/04/2013. The loan is current. There is no evidence of delinquency during the review period. On 06/14/2011, comments cite the borrower was discharged from a bankruptcy chapter 13. Comments provided the case number XXX, but not the filing date.	2/27/2013	00000000000000000000000M
520219404	1		It appears that the loan may perform with intervention. The loan is due for 02/01/2013; the last payment was received on 02/19/2013. The collection commentary is dated from 12/20/2012 through 02/25/2013. RFD cited as unemployment. The borrower and borrower's spouse has been in constant cooperative contact with the Servicer; however, there is no evidence of any loss mitigation options being offered to the borrower. The borrower has expressed intent to retain the subject property.	2/22/2013	MMMMMMMMMMMMMMMMMMMMM10M
546906129	1		It appears that the loan will perform. The loan is due for 3/1/2013; most recent payment received was on 2/13/2013. The account is current as of the review date. The reason for delinquency is excessive obligations. There was no mention of foreclosure, bankruptcy or title issues, during the review period. No mention of an inspection or a BPO being completed, and no property issues.	2/27/2013	00000000000000000010000M
576907608	3	[3] Borrower in BK - no relief granted [2] Currently Delinquent Mortgage [2] Current Bankruptcy	It appears that the loan may perform with intervention. The loan is due for 06/01/2014; most recent payment was received on 09/16/2014. Reason for default is unknown. The loan is in bankruptcy. A chapter 13 bankruptcy (case# XXX) was filed on XX/XX/2013. Comments on 06/16/2014 reflect that a motion for relief hearing was held, but relief was denied by the courts. Instead, a 7 month agreed order was entered into. Payments were returned due to non-sufficient funds on 06/19/2014 and 04/15/2014. Comments reflect the borrower verbally complained about a pay by phone fee on 08/20/2014; issue appears to be resolved. A property inspection performed on 07/11/2014 reported the subject as occupied.	10/8/2014	BBBBBBBBBBBB
540819325	3	[3] Borrower in BK - no relief granted [2] Mod1 Incomplete [2] Currently Delinquent Mortgage [2] Current Bankruptcy	It appears that the loan will perform with intervention. The loan is next due for 10/01/2013; the last payment was received on 10/03/2014. RFD is unknown (no borrower contact noted during the review period). The loan is in bankruptcy. The borrower filed chapter 13 bankruptcy (case# XXX) on XX/XX/2012. Comments indicate the proof of claim was filed and the bankruptcy plan was approved prior to the review period. Comments and pay history reflect payment coming directly from the trustee. Comments reflect a hearing was held in regards to a trustee's motion to modify or dismiss the BK Plan on XX/XX/2014 (order granting a portion of the trustee's motion related to attorney fees awarded was noted).	10/8/2014	BBBBBBBBBBBB
574843584	3	[3] MI Not Being Paid As Required [2] Currently Delinquent Mortgage	It appears that the loan may perform with intervention. The loan is due for 12/1/2008 with no evidence of any payments made during the review period. The reason for default was cited as curtailment of income. The loan is currently in foreclosure, on hold for loss mitigation. The file was referred to legal counsel on XX/XX/2014. Loss mitigation is considering the account for a retention plan, pending requested documentation and cooperation from the borrower. The last communication made with the borrower was on 9/30/2014; in which the borrower provided some additional information for the modification process. The comments do not indicate any evidence of delinquent taxes, title issues, or property damage.	10/8/2014	FFFFFFFFFFFF
563547641	1		It appears that the loan will perform. The loan is due for 11/01/2014; the most recent payment was received on 10/06/2014. No evidence of delinquency within the payment history provided.	10/13/2014	000000000000
555365535	3	[3] MI Not Being Paid As Required [2] Currently Delinquent Mortgage	It appears that the loan may perform with intervention. The loan is due for 01/01/2009 with no evidence of a payment received. Reason for delinquency was cited as family illness. The account is in foreclosure. The loan was referred to the foreclosure attorney on XX/XX/2013. Comments indicated a complaint filed on XX/XX/2012 and a Service completed date of XX/XX/2012 were entered on XX/XX/2014. Order of reference submitted completed date of XX/XX/2010 was entered on XX/XX/2014. Comments on 08/14/2014 indicate the order of reference was granted in 2012 and per the clerk, they can proceed to judgment. A copy of the entered order of reference was ordered; waiting for the consent to send for filing before proceeding. Judgment hearing date was re-projected to XX/XX/2014. The loan is currently on a loss mitigation hold with no projected end date on file. Comments on 03/28/2014 indicate the borrower is not eligible for a HAMP modification; previous servicer (XXX) took claim out through FHA so that the borrower is not FHA secured. Borrower stated they were previously approved for a modification with XXX. On 08/26/2014 the borrower was denied a Non-HAMP modification. On 05/16/2014 a property inspection was requested; no further details provided and no evidence of a BPO conducted. There were no indications of any title, tax or damage issues reported.	10/22/2014	FFFFFFFFFFFF
569127763	3	[3] Contested FC (Atty Authorized) - Notes indicate Contested FC, no indication resolved [2] Currently Delinquent Mortgage	It appears that the loan may perform with intervention. The loan is next due for 2/22/2013; the most recent payment received was on 3/26/2014. The reason for default is cited as overextension. The account is currently in foreclosure. The account was referred to counsel for foreclosure on XX/XX/2014, a title report was received on XX/XX/2013, and a complaint was filed on XX/XX/2014. The service was completed on XX/XX/2011, and the proceedings are currently on hold for mediation and a contested issue, and were previously on hold for loss mitigation and hurricane Sandy. An Answer with Affirmatice actions was filed with the courts on XX/XX/2014 and has not been resolved. The account was also under review for a modification, but the borrower did not send in a complete package and the review was not completed. A mediation hearing was held on 10/09/2014 and commentary reflects that the referee gave the Defendant until XX/XX/2014 to submit a completed loss mitigation package for review, and the plaintiff was given until XX/XX/2014 to complete their review on the package provided. Additionally the borrower was given until XX/XX/2014 to cure the delinquency on the account. The subject property was in the area of the FEMA disaster hurricane Sandy, and commentary reflects that the subject property was damaged and the borrower was displaced from their home for several months. There was no additional information provided in regards to the type or extent of the damages to the property and post disaster inspections do not indicate any evidence of property damage or any repairs needed. Comments on 10/09/2013 reflected that the borrower indicated that they have moved back into the subject property. There was no evidence of the borrower filing Bankruptcy, and there was no mention of any property tax or any other title issues in commentary.	10/22/2014	999999FFFFFF
501524858	3	[3] Evidence of Delay of FC Action
[3]   Potential REO
[3]   Contested FC (Atty Authorized) - Notes indicate Contested FC, no indication resolved
[3]   Cease and Desist Request Received From Mortgagor or 3rd Party
[2]   Currently Delinquent Mortgage
			It does not appear that the loan will perform. The loan is due for 06/01/2009; the last payment received was prior to the review period. Reason for delinquency is unknown. The loan is in foreclosure. The loan was referred to legal counsel on XX/XX/2011. The foreclosure file was transferred to new counsel on XX/XX/2011 and then re-referred on XX/XX/2013 due to file transfer. The complaint was filed on XX/XX/2013. Service was completed on XX/XX/2013. As of 08/13/2014, a hearing has been scheduled for XX/XX/2014 on the Defendant's Motion to Dismiss that was filed on XX/XX/2013. Matter is still pending. The borrower is represented by counsel, XXX. A cease and desist request was received on 07/08/2013. There is no evidence of loss mitigation activity.	10/22/2014	FFFFFFFFFFFF
571389431	3	[3] Potential REO [2] Currently Delinquent Mortgage	It does not appear that this loan will perform. The account is due for 11/01/2007; no payments were received during the review period. The reason for default is unknown. The account was previously in foreclosure; it was referred to legal counsel on XX/XX/2009. The complaint was filed on XX/XX/2009, and service was completed on XX/XX/2009. Notes on XX/XX/2013 indicate that the mortgagor has declared chapter 13 bankruptcy (case number XXX; Middle District of XXX [XXX]); further notes on XX/XX/2014 reflect the case as discharged. Notes on XX/XX/2014 indicate that the foreclosure case was dismissed while it was with prior legal counsel. Further notes on XX/XX/2014 reflect that the account needs to be re-demanded; a breach hold has been placed with a scheduled expiration date of XX/XX/2014. Commentary does not denote contact with mortgagor; an attempt on 03/20/2014 yielded a wrong number. Loss mitigation options remain unexplored.	10/22/2014	BBBBBBBBB999
523717100	3	[3] Law suit borrower- Servicer/Lender [3] Comments Indicate Fraud	It appears that the loan will perform. The loan is next due fur 11/01/2014; last payment received 10/15/2014. The reason for delinquency was cited as curtailment of income/unemployment. A supplemental loan modification was completed on XX/XX/2014 adjusting the due date from XX/XX/2012 to XX/XX/2013. The loan has maintained a current status since the modification. Prior foreclosure proceedings were closed and billed upon modification of the loan. Commentary on XX/XX/2013 indicates the U.S. District Court in XXX has a federal lawsuit against two (2) of the individuals directly involved with the borrower's loan. The borrower has been named in the suit. The borrower submitted documents from the US Attorney's Office regarding the Indictment and charges against the original mortgage broker company, XXX. The comment indicates the appraisal fraudulently inflated the true value of the property and falsely represented to be prepared by a licensed appraiser when it was actually prepared by an unlicensed appraiser.	10/28/2014	000000000000
520321412	1		It appears that the loan will perform. The loan is next due for 10/01/2014; most recent payment was received on 09/30/2014. The reason for delinquency was cited as unexpected property repairs. The loan was last delinquent on 08/01/2014; however, payments made on 09/30/2014 brought the loan current without servicer assistance. The property was reported owner occupied on 05/31/2014.	10/28/2014	000010101100
560905615	1		It appears that this loan will perform. The account is due for 10/01/2014; the most recent payment was received on 09/29/2014. The reason for default is unknown. The delinquencies were resolved without assistance.	10/28/2014	010010000000
503407759	1		It appears that the loan will perform. The loan is due for 10/01/2014; last payment received was on 09/25/2014. Reason for default is unknown. The loan is current with evidence of previous delinquency. The borrower cured the account with assistance from a loan modification on XX/XX/2013. The borrower was approved for a loan modification which was completed on XX/XX/2013. There is no evidence of any property damage. There is no evidence of any tax or title issues.	10/28/2014	900000000000
548573646	1		It appears that the loan will perform. The loan is due for 11/01/2014; the last payment was received on 10/10/2014. Reason for default cited as excessive obligations. The loan was referred to foreclosure on XX/XX/2012 and closed on XX/XX/2014 due to a completed loan modification. A loan modification was approved on XX/XX/2014 and booked on XX/XX/2014, effective XX/XX/2014. The borrower filed a chapter 13 bankruptcy (case#XXX) on XX/XX/2013 that was dismissed on XX/XX/2013. A Motion for Relief was filed on XX/XX/2013 with an agreed order entered on XX/XX/2013.	10/28/2014	FFFFFFFFF000
594393900	1		It appears the loan will perform. Loan is due for 11/01/2014; most recent payment was received 10/15/2014. RFD was cited as Mortgagor Illness. The account is current as of the review date with one 30-day delinquency within the 12 month review period. Last customer contact was 10/15/2014 to draft a payment. Loan was last modified XX/XX/2013. Commentary indicates that prior title issues have been resolved as of 10/22/2013. No evidence of delinquent taxes. No updated property value has been provided. No issues are evident.	10/28/2014	001000000000
558318649	1		It appears that the loan will perform. The loan is due for 11/01/2014; the last payment was received on 10/17/2014. The reason for default is unknown. The borrower was able to bring the loan current on 02/07/2014; and subsequently has remained in good standing. There was a prior chapter (13) bankruptcy (Case #XXX) filed in 2009. The BK was converted to a chapter (7) and discharged without reaffirmation on XX/XX/2013. Collection comments dated 10/01/2014 indicate that the borrower intends to retain the subject and that the property is owner occupied.	10/28/2014	011000000000
533452209	3	[3] MI Not Being Paid As Required	It appears that the loan will perform. The loan is due for 11/01/2014; last payment received was on 10/14/2014. Reason for default is unknown. The loan is current with evidence of previous delinquency. The borrower cured the account without assistance on 04/23/2014. There is no evidence of loss mitigation activity. There is no evidence of any property damage. There is no evidence of any tax or title issues. The most recent mortgage insurance disbursement occurred on 10/05/2012.	10/28/2014	111110000000
540565559	1		It appears that the loan will perform. The loan is next due for 11/01/2014; the most recent payment received was on 10/08/2014. There is no evidence of a delinquency on the account during the review period. The account was modified on XX/XX/2013 and the account was brought current and has remained current since completion.	10/28/2014	000000000000
564352303	3	[3] Title Lien Issue	It appears that the loan will perform. The loan is due for 10/01/2014; most recent payment received was on 09/19/2014. The reason for default cited was temporary unemployment. There is evidence of loss mitigation efforts on the account. The borrower authorized the XXX in an attempt to aid in the modification process. The loan was approved for a modification, and was completed on XX/XX/2014. On XX/XX/2014 the 3rd party called to confirm receipt of the executed modification documents, the servicer advised 1st modified payment was not included. The last borrower contact was made on 10/15/2014; the borrower became upset when attempted to discuss payment and the servicer requested letter that was no longer represented by 3rd party. There is evidence of a prior foreclosure action, the sale scheduled for XX/XX/2014 was postponed, the file was placed on hold and on XX/XX/2014 counsel was advised to file motion and order to cancel the sale the sale scheduled for XX/XX/2014, the file was closed and billed on XX/XX/2014 citing modification completed. Commentary dated 11/11/2010 reflects the borrower filed chapter 13 on XX/XX/2010, Servicer indicates stay was lifted (motion for relief was granted) and was clear to move forward with foreclosure /modification, unable to determine the case, or filing date from commentary provided. There is evidence of a lien in title with no evidence of the lien being satisfied. On 07/11/2014 the servicer discussed a $100 lien from the XXX, stating that it needs to be paid before the modification goes through. Commentary dated 08/25/2014 reflects the servicer discussed with the 3rd party the $100 lien, with no evidence a release/satisfaction being received. The property is owner occupied.	10/28/2014	FFFFFFFFFFF0
510485840	3	[3] Borrower in BK - no relief granted [2] Currently Delinquent Mortgage [2] Current Bankruptcy	It appears the loan will perform with intervention. The loan is due for 05/01/2014; the most recent payment was received on 09/12/2014. The loan is currently delinquent for the 05/01/2014 payment. The RFD is excessive obligations. The borrower filed a chapter 13 bankruptcy case (XXX) on XX/XX/2013. The borrower's chapter 13 bankruptcy was dismissed on XX/XX/2014 for failure to make plan payments. The bankruptcy was reinstated on XX/XX/2014. An amended agreed order was entered on XX/XX/2014 which stated the borrower needed to cure $XXX by making 6 stipulation payments beginning on XX/XX/2014. Comments on 08/28/2014 indicated that the loan was delinquent 2 post-petition payments and 4 agreed order payments, then the borrower made a payment. Per comments on XX/XX/2014 a dismissal order was entered but additional details were not provided. There was previous water damage to the property and repairs were completed per a 100% inspection results on 05/07/2014. The total amount paid to contractors was $XXX. There is no evidence of tax or title issues. There is no evidence of a BPO being performed during the review period.	10/28/2014	BBB8BBBBBBBB
577635983	3	[3] MI Not Being Paid As Required	It appears that the loan will perform. The loan is due for 11/01/2014; the last payment was received on 10/10/2014. The reason for default was cited as curtailment of income. The loan is in current status. The account was previously in foreclosure (FC); referred to attorney on XX/XX/2012. The borrower was approved for loan modification on XX/XX/2013 and the FC was closed and billed on XX/XX/2013. The loan was in default again on XX/XX/2014. Comments dated 05/10/2014 reflect that the borrower is self-employed and business has been inconsistent. Collection comments dated 09/11/2014 indicate that the borrower intends to retain the subject and that the property is owner occupied. The last mortgage insurance disbursement was completed on 02/07/2013.	10/28/2014	F01001000100
549489934	1		It appears that the loan will perform. The loan is due for 11/01/2014; the most recent payment was received on 08/29/2014. The reason for default was cited as excessive obligations. The loan was modified through a non-HAMP program on XX/XX/2014 and is current. The borrower filed for Chapter 7 Bankruptcy (case #XXX); Motion for Relief was granted on XX/XX/2012. There is no evidence of foreclosure activity.	10/28/2014	999999999000
567405570	2	[2] Currently Delinquent Mortgage	It appears the loan will perform with intervention. The loan is due for 09/01/2014; the most recent payment was received on 09/25/2014. The loan is currently delinquent for the 09/01/2014 payment. The RFD is unknown. The servicer has been attempting to reach the borrower but has been unsuccessful. There is evidence of foreclosure activity during the review period. The borrower reinstated the loan on 04/28/2014 to bring it out of foreclosure. There is no record of a BPO or property inspection being performed.	10/28/2014	34FFF1230111
500732552	1		It appears that the loan will perform. The loan is due for 10/01/2014; last payment was received 09/30/2014. Reason for default is cited as curtailment of income; the borrower has been ill and lost work because of this. The loan has been delinquent for ten of the past twelve months. Last borrower contact was via email on 09/16/2014; the borrower stated they are having financial difficulties and are seeking possible assistance. The borrower filed a Chapter 7 bankruptcy, case #XXX, on XX/XX/2011. The case was discharged without reaffirmation XX/XX/2011 and closed XX/XX/2011. The property was inspected 01/06/2014 and reported in average condition and occupied.	10/28/2014	122112123400
549026433	1		It appears that the loan will perform. The loan is due for 11/01/2014; the most recent payment was received on 10/06/2014. There is no evidence of delinquency.	10/28/2014	000000000000
557579741	1		It appears that this loan will perform. The account is due for 11/01/2014; the most recent payment was received on 10/14/2014. There was no evidence of delinquency during the review period.	10/31/2014	000000000000
552912874	1		It appears that this loan will perform. The account is due for 11/01/2014; the most recent payment was received on 10/09/2014. There was no evidence of delinquency during the review period.	10/31/2014	000000000000
572531472	1		It appears that this loan will perform. The account is due for 11/01/2014; the most recent payment was received on 10/17/2014. The reason for default is unknown. The account was previously in foreclosure; it was referred to legal counsel prior to the review period. Notes reflect receipt of a request for loan modification on XX/XX/2014. The account was modified on XX/XX/2014. Since modification, the account has remained in good standing. Notes do not reflect any further foreclosure activity.	10/31/2014	FF0000000000
535442003	2	[2] Currently Delinquent Mortgage [2] Mod1 Incomplete	It appears that the loan will perform with intervention. The loan is next due for 10/01/2014; last payment was received on 10/27/2014. The reason for delinquency is unknown. The payment history reflects the loan has been running a rolling delinquency since 07/01/2013. The 06/01/2013 payment was missed. There has been no borrower contact within the review period. Attempts to contact the borrower have been unsuccessful. Commentary indicates that the home phone is disconnected and that the cell phone is either a no answer or voice mail full. There is no evidence of delinquent taxes.	10/31/2014	111111111111
520193772	3	[3] Borrower in BK - no relief granted [2] Currently Delinquent Mortgage [2] Current Bankruptcy	It appears that the loan will perform with intervention. The loan is due for 10/01/2014; the last payment was received on 10/09/2014. The reason for default is unknown. The last contact with the borrower was on 07/02/2014, when the borrower promised to mail the loan payment, which was received on 07/15/2014. It appears the borrower is in active bankruptcy per commentary on 08/06/2014 states "no calls, BK 7 retained".	10/31/2014	000000111BBB
546413987	2	[2] Currently Delinquent Mortgage [2] Mod1 Incomplete	It appears that the loan will perform with intervention. The loan is next due for 08/01/2014; last payment was received on 10/16/2014. The reason for delinquency is unknown. The last contact with the borrower was on 07/10/2014. The comment only states the account was reviewed. There is no evidence of loss mitigation efforts within the review period. The commentary within the review period reflects minimal collection activity. Commentary on 08/07/2014 indicates the lender approved to accept the borrower's payments. There is no evidence of delinquent taxes.	10/31/2014	222223332233
529667767	2	[2] Mod1 Incomplete	It appears that the loan will perform. The loan is next due for 11/01/2014; last payment was received on 10/24/2014. The reason for delinquency is unknown. The borrower was able to cure the delinquency without loss mitigation effort. The last contact with the borrower was on 04/30/2014. There is minimal collection activity after the last contact. Prior Commentary is indicating the borrower's home phone is disconnected.	10/31/2014	001110012100
589291384	2	[2] Currently Delinquent Mortgage	It appears that the loan will perform with intervention. The loan is due for 10/01/2014; the last payment was received on 10/15/2014. Reason for default is unknown. The loan became 30 days delinquent twice within the review period. The borrower brought the loan current once on 03/17/2014; however is currently delinquent as of 09/01/2014. A qualified written request was submitted for insurance to be paid via escrow account from the borrower on 09/04/2014; the servicer updated the escrow account to include insurance premium and responded to the borrower on 09/10/2014.	10/31/2014	000100000011
532296438	1		It appears the loan will perform. The loan is due for 11/01/2014; most recent payment was received 10/07/2014. The account is current as of the review date with no reported delinquencies during the review period. Last customer contact was 10/15/2014 inquiring about refinancing. The account was last modified on XX/XX/2013. No evidence of delinquent taxes or title issues. No updated property value has been provided. No issues are evident.	10/31/2014	000000000000
544599587	1		It appears that the loan will perform. The loan is next due for 11/01/2014; last payment was received on 10/20/2014. There is no evidence of delinquency within the review period.	10/31/2014	000000000000
519473711	2	[2] Currently Delinquent Mortgage	It appears that this loan may perform with intervention. The account is due for 09/01/2014; the most recent payment was received on 10/02/2014. The reason for default is unknown. Commentary does not denote contact with mortgagor or evidence of skip tracing efforts. Notes on 10/02/2013 indicate that the lender has requested the servicer not to initiate foreclosure at this time. Notes on 08/20/2014 reflect advancement of escrow funds for payment of property taxes.	10/31/2014	122222222222
556520075	2	[2] Currently Delinquent Mortgage	It appears that the loan will perform with intervention. The loan is next due for 08/01/2014; most recent payment was received on 10/01/2014. The RFD is unknown. There is no evidence of any foreclosure or bankruptcy activity. The comments do not reflect any loss mitigation activity or attempts to contact the borrower. The last contact with the borrower was established on 08/27/2014 at which time the borrower called in and made a promise to pay. There is no reference to either a BPO or property inspection being completed.	10/31/2014	222222222333
518521823	3	[3] Potential REO [2] Currently Delinquent Mortgage	It appears that the loan may perform with intervention. The loan is due for 12/01/2013; the last payment was received on 06/02/2014. The loan is in foreclosure. Reason for default cited as unknown. The loan was referred to foreclosure attorney on XX/XX/2013 to send out a demand letter to the borrower, which the attorney sent on XX/XX/2014 and expired on XX/XX/2014. The foreclosure process resumed on XX/XX/2014 and is pending document execution from the investor. A Qualified Written Request (QWR) for reinstatement figures was received on XX/XX/2014 and the servicer responded on 10/28/2014. A loan modification review was denied on XX/XX/2014; a denial letter was sent to the borrower on 06/17/2014 and 10/03/2014. A payment for $XXX was returned to the borrower on 07/15/2014 due to the loan is in foreclosure. No property inspection results or updated property values have been provided.	6/2/2014	4FFFFFFMMMMM
599648875	3	[3] Missing Mod1	It appears that the loan will perform. The loan is due for 12/15/2014; the last payment was received on 11/17/2014. The reason for default is unknown. The loan was previously in foreclosure (FC); brought current with modification on XX/XX/2014 and subsequently has remained in good standing. The file was referred to FC on XX/XX/2012. The FC was placed on hold for loss mitigation on XX/XX/2012. Commentary dated 12/03/2013 reflects that the borrower agreed to make trial modification payments in the amount of $XXX from XX/XX/2014 to XX/XX/2014. The permanent modification was finalized on XX/XX/2014; effective XX/XX/2014.	11/21/2014	FFFFFFFF0000
564634817	1		It appears that the loan will perform. The loan is due for 11/01/2014; the last payment was received on 09/24/2014. The reason for default was cited as excessive obligations. The borrower was able to bring the loan current on 09/24/2014 with full loan reinstatement and subsequently, has remained in good standing. Comments dated 05/29/2014 state that the borrower entered into a verbal forbearance (FB) plan in order to resolve the delinquency on the account. Collection commentary indicates that the borrower fell behind on the FB plan as a result of car repairs, dental work and unexpected medical bills, which resulted in a financial hardship. Comments dated 09/15/2014 reflect that the borrower was able to obtain a loan from his credit union in order to post funds, in the amount of $XXX and bring the loan to good standing.	11/24/2014	999999976000
587387728	3	[3] Missing Collection Comments [2] Currently Delinquent Mortgage		11/13/2014	000011122233
583840061	1		It appears that the loan will perform. The loan is due for 12/01/2014; last payment was received 11/03/2014. There is no evidence of delinquency.	11/13/2014	000000000000
526370883	3	[3] Missing Collection Comments		11/13/2014	876554431000
583729896	1		It appears the loan will perform. The loan is due for 11/01/2014; the last payment received was on 10/15/2014. The reason for default is unknown. The pay history reflects monthly MI payments are being paid. The loan was modified prior to the review period and has since re-defaulted. The prior delinquency was cured without the use of loss mitigation efforts.	10/23/2014	100100000000
542079978	1		It appears that the loan will perform. The loan is due for 10/01/2014; the last payment received was on 09/26/2014. Reason for delinquency is cited as death of family member. A 3 month repayment plan was completed on 06/11/2014. A property inspection was completed on 05/29/2014 and the property was reported as occupied.	10/23/2014	112112211000
560714632	2	[2] Mod1 Incomplete	It appears that the loan will perform. The loan is due for 11/01/2014; with the last payment received 10/15/2014. Reason for default is unknown. The payment made on 05/20/2014 was returned for insufficient funds. The borrower was able to bring their account current without loss mitigation assistance on 07/15/2014 and has since kept the loan in good standing.	10/23/2014	000000100000
505486112	1		It appears that the loan will perform. The loan is due for 10/01/2014; last payment was received on 09/15/2014. There is no evidence of delinquency during the review period.	10/23/2014	000000000000
566294710	1		It appears that the loan will perform. The loan is due for 10/01/2014; the last payment received was on 09/30/2014. There is no evidence of delinquency during the review period.	10/23/2014	000000000000
594529666	1		It appears this loan will perform. The loan is due for 10/01/2014; most recent payment was received on 09/28/2014. Reason for delinquency is curtailment of income; borrower was laid off. Commentary dated 01/14/2014 cites that they found new employment with a start date of 01/20/2014. Borrower agreed to a repayment plan on 04/04/2014 that was approved on 04/22/2014. The plan was cited as being kept on 05/29/2014. Skip tracing methods were evident.	10/23/2014	011010000000
559557116	1		It appears that the loan will perform. The loan is due for 11/01/2014; last payment was received on 10/16/2014. There is no evidence of delinquency during the review period.	10/23/2014	000000000000
521046078	1		It appears that the loan will perform. The loan is due for 11/01/2014; with the last payment received on 10/16/2014. A payment made on 01/06/2014 was returned for insufficient funds. Reason for default is cited as borrower illness. The borrower was able to cure the delinquency without assistance.	10/23/2014	011000000000
580517131	2	[2] Mod1 Incomplete	It appears this loan will perform. The loan is due for 10/01/2014; most recent payment received on 09/15/2014. Reason for delinquency is unknown. Borrower reinstated the loan on 06/16/2014; there has been no further delinquency.	10/23/2014	000000100000
506740683	3	[3] MI Not Being Paid As Required	It appears that the loan will perform. The loan is due for 12/01/2014; last payment was received 11/17/2014. There is no evidence of delinquency. Last borrower contact was 10/24/2014; the co-borrower was contacted and made a payment by phone. Commentary dated 02/27/2014 mentions a BPO valuing the property at $XXX.	12/10/2014	000000000000
508633197	1		It appears that the loan will perform. The loan is due for 12/01/2014; last payment was received 11/19/2014. Reason for default is cited as excessive obligations. Last borrower contact was 11/19/2014; the borrower called in response to a collection call received. The borrower was informed the monthly payment was received and the account was in good standing. The borrower called on 10/27/2014 to dispute the amount of a fee reimbursement check that was mailed to them. The servicer determined the borrower was correct and remedied the situation with an additional check. A prior dispute was also found to be a servicer mistake on 10/10/2014 as payments were incorrectly withdrawn from the borrower's account, resulting in a non-sufficient funds reversal. The borrower filed a Chapter 13 bankruptcy, case #XXX, on XX/XX/2013. The case was dismissed and closed XX/XX/2013. Funds from XXX were received 02/24/2014 to cure delinquency and close and bill a prior foreclosure referral. A BPO was performed XX/XX/2014 valuing the property at $XXX.	12/10/2014	F00000000000
595117986	3	[3] Title Lien Issue [2] Currently Delinquent Mortgage	It appears that the loan will perform with intervention. The loan is due for 09/03/2014; the last payment was received on 08/29/2014.Reason for default is curtailment of income due to a failed business. The loan is delinquent. The account was previously in foreclosure (FC); unable to determine the date referred to legal counsel. A FC sale was scheduled for XX/XX/2014 but was postponed on XX/XX/2013 for loss mitigation efforts. The borrower was approved for a repayment plan which consists of $1,000/month payments from 02/03/2013 to 12/03/2014 at which time the payment reverts back to $XXX until maturity. The loan was brought current on 06/03/2014 and the FC was closed and billed on XX/XX/2014. The account was in default again on 07/03/2014. Additional commentary reflects an inferior judgment on title for the XXX in the amount of $XXX. Comments referenced delinquent taxes for the years 2011, 2012 and 2013 in the amount of $XXX. Comments dated 12/27/2012 indicate that the taxes were paid in full. The borrower was previously unemployed due to a failed business; however, is now working again and intends to retain the property.	10/20/2014	FFFFFFF01011
556554048	2	[2] Currently Delinquent Mortgage
[2]   Delinquent Taxes - Delinquent taxes, sold within redemption period
[1]   Damaged Exterior - Active insurance claim and funds held by servicer with indication of related contractor bid sufficient to cover repairs
			It appears that the loan will perform with intervention. The loan is due for 02/01/2014; the last payment was received on 09/30/2014. Reason for default is unemployment. The loan is in foreclosure (FC); referred to attorney on XX/XX/2009. The FC was placed on hold for loss mitigation review on XX/XX/2009. Comments reflect that the FC has not been closed but remains on hold as long as the borrower is making payments. The borrower has continued to make monthly payments; however, has not been able to bring to current status. No loss mitigation efforts are actively being pursued. Comments indicate there was storm damage to the property on 07/24/2013. Comments dated 10/07/2013 reflect that the proposal for the repairs (roof and dry wall) to be completed was approved for $3,200, payable to XXX. Comments state that the repairs were near completion on 01/28/2014; however, there is no indication that the work was 100% completed. Additional commentary dated 08/20/2014 reflects that the 2013 XXX taxes are delinquent in the amount of $XXX. A tax lien certificate sold in XXX of 2014 and the purchaser cannot apply for tax deed until XXX of 2016.	10/19/2014	FFFFFFFFFFFF
534771393	3	[3] Missing Mod1 [2] Currently Delinquent Mortgage [2] Delinquent Taxes - Delinquent taxes, sold within redemption period	It appears that the loan will perform with intervention. The loan is due for 06/01/2014; last payment was received on 10/10/2014. Reason for default is unemployment. The loan is delinquent with no evidence of foreclosure activity. Comments indicate the borrower's spouse lost their employment but is back at work now. There is no evidence of loss mitigation efforts. The borrower has expressed they intend to bring the loan current. A tax lien certificate was sold in 06/2014 for 2013 XXX delinquent taxes in the amount of $XXX; purchaser cannot start to apply for tax deed until 04/2016. Comments on 10/30/2013 reflect the servicer did not pay the 2013 taxes due to the status of the loan. Homeowner's association dues in the amount of $2,507 were disbursed on 05/01/2014. A property inspection performed on 03/03/2014 reported the subject as occupied and in good condition.	10/19/2014	456433333454
575500394	3	[3] Performing Loan But Strong Possibility of Going Delinquent [1] Delinquent Taxes - Delinquent taxes, but not tax sale	It appears that the loan may perform with intervention. The loan is due for 10/1/2014 with the most recent payment received on 10/17/2014. The previous reason for default was cited as an illness in the family. The loan is current with no active loss mitigation efforts. Previous foreclosure proceedings were closed out XX/XX/2013. Commentary on 5/21/2014 indicated the loan was approved for a modification effective on XX/XX/2014. The loan has since re-defaulted after the modification, however; it was brought current again on 10/17/2014. The last communication made with the borrower was on 10/7/2014; in which the borrower inquired about the mailing address for a payment. The comments do not indicate any evidence of any title issues, or property damage. Commentary on 4/10/2014 indicated there are delinquent property taxes for 2012 and 2013 in the amount of $XXX and $XXX respectively; there is no evidence to indicate the taxes were paid.	10/19/2014	999999001110
594886863	2	[2] Currently Delinquent Mortgage	It appears that the loan will perform with intervention. The loan is due for 08/25/2014; and the last payment was received on 07/08/2014. The reason for default was cited as slow receivables. The account is currently in collections with no evidence of active loss mitigation efforts. The account had been referred to an attorney on XX/XX/2013 but was closed and billed on XX/XX/2014 due to an approved reinstatement per notes dated XX/XX/2014. A title abstract completed on XX/XX/2014 indicates that the municipal address listed in the mortgage and the vesting deed do not match, but the address listed in the mortgage matches the title abstract. The legal description in the mortgage and the vesting deed match. There is no indication that any action was completed to correct the vesting deed or that any action is required. Property inspection results were received on 07/01/2014; the subject was reported in good condition and occupied.	10/19/2014	FFF565600121
538832923	2	[2] Mod1 Incomplete	It appears that this loan will perform. The loan is due for 11/1/2014 with last payment received 10/16/2014. There is no evidence of delinquency during the review period. The loan was approved for a modification on XX/XX/2013, which was effective XX/XX/2013 beginning with XX/XX/2013 payment, and has been current since. The loan was previously referred to foreclosure on XX/XX/2011, but the foreclosure was closed in XX/XX/2013 due to the approved modification. The condo is owner occupied.	10/19/2014	000000000000
513211078	1	[1] Delinquent Taxes - Delinquent taxes, but not tax sale	It appears that the loan will perform. The loan is due for 11/01/2014; the last payment was received on 10/10/2014. The reason for delinquency was unemployment. Comments on 10/23/2013 indicate that the borrower has regained employment. The loan was referred to foreclosure on XX/XX/2013 but the FC process was cancelled on XX/XX/2014 as a lump sum payment in the amount of $XXX was received in an attempt to bring the loan current. The loan was brought current on 04/22/2014 without loss mitigation assistance. Comments on 08/20/2014 indicate that the 2nd installment of the 2013 property taxes were delinquent in the amount of $XXX and the 1st installment of the 2014 taxes were due in the amount of $XXX. There is no evidence that the property taxes were paid or there being an impending tax sale; the loan is not escrowed.	10/19/2014	FFF210000000
577314806	1		It appears that this loan will perform. The loan is due for 1/1/2015 with last payment received 12/5/2014. Reason for default is unknown. Funds to cure default were received from the borrower on 9/11/2014 without assistance, and the loan has been current since. The loan was previously modified in XX/2012. There was no evidence of bankruptcy or foreclosure activity. Last communication with the borrower was 12/5/2014 for a payment by phone.	12/12/2014	787888770000
562756889	3	[3] Cease and Desist Request Received From Mortgagor or 3rd Party [2] Mod1 Incomplete	It appears that this loan will perform. Comments indicate the loan is due for 12/1/2014 with last payment received 11/21/2014. Reason for default is unknown. The status appears to be current. Comments indicate the borrower was represented by authorized third party XXX, who submitted a loss mitigation package for modification review on behalf of the borrower on XX/XX/2014. The package was submitted to the investor on XX/XX/2014, but was denied on 9/24/2014 due to insufficient income. The XXX spoke to the investor on 10/3/2014, and a modification was approved XX/XX/2014 with $XXX down payment. The funds were acknowledged as received on XX/XX/2014, and first payment due XX/XX/2014 was wired on XX/XX/2014. The payment was wired to the wrong address, and was reissued and received 11/21/2014. Comments indicate a cease and desist was submitted to file by the XXX on 4/11/2014. Last communication with the XXX was 11/25/2014 regarding a payment. Comments indicate the loan was previously in foreclosure and sale scheduled for XX/XX/2014 was cancelled for approved loss mitigation.	12/20/2014	MMMMMMMMMM00
562943281	3	[3] Payment History Not Available [3] Damaged Exterior - Damage remains unresolved and no indication covered by insurancesufficient to cover repair	It appears that this loan may perform. Reason for default was cited as divorce. The status is unknown. The loan was modified on XX/XX/2014. Comments indicate the co-borrower requested a modification on 2/24/2014, and indicated the borrower filed bankruptcy after their divorce to forgo responsibility on the loan. A package was sent 5/2014 and a BPO was noted as ordered on XX/XX/2014. The borrower indicated a hazard loss claim for some minor damage would be filed, and a copy of the claim was requested on 5/5/2014, but there was no evidence of its receipt.
520135693	2	[2] Currently Delinquent Mortgage	It appears that the loan may perform with intervention. The loan is due for 12/13/2014; with the last payment received 01/02/2015. Reason for default is due to curtailment of income. The loan is in default. There is no evidence of any foreclosure or bankruptcy activity. No active loss mitigation efforts are evident. Collection comments dated 06/17/2014 reflect a 2 month extension for 03/13/2014 and 04/13/2014 making the loan contractually due for 05/13/2014. The collection comments do not indicate evidence of skip tracing efforts.	1/27/2015	222122111111
509141803	3	[3] Borrower in BK - no relief granted [2] Currently Delinquent Mortgage [2] Current Bankruptcy	It appears this loan will perform with intervention. The loan is due for 07/01/2013; most recent payment received on 12/01/2014. The reason for delinquency is unknown. The loan is in an active chapter 13 bankruptcy that was filed on XX/XX/2014 (case number was not evident). The plan confirmed on XX/XX/2014 and the proof of claim was filed on XX/XX/2014. Comments on 11/10/2014 indicated that pre-petition and post-petition payment would be received from the bankruptcy trustee. The loan was referred to foreclosure on XX/XX/2013. A sale date was scheduled for XX/XX/2014 but the borrower advised that they were interested in loss mitigation assistance. The foreclosure sale date was postponed to XX/XX/2014. The borrower was advised on 08/29/2014 that they were denied for a modification and the only options they had were to reinstate the loan or the cash for keys program. The loan was referred to legal counsel to begin foreclosure on XX/XX/2013. Comments on 04/22/2014 indicate a letter was received from XXX regarding a 90 day deferment that the borrower is qualified for under House Bill 1276 but the payment history did not reflect a deferment was processed. A property inspection was ordered on 01/26/2015 but the results were not provided.	1/27/2015	FFFFFFFBBBBB
569103897	3	[3] Missing Mod1 [2] Currently Delinquent Mortgage	It appears the loan will perform with intervention. The loan is due for 06/01/2014; the most recent payment was received on 01/05/2015. The reason for delinquency was cited as curtailment of income. The loan is in collections. The borrower was advised on 04/07/2014 that they defaulted on the forbearance agreement as a payment was not received in 03/2014 or 04/2014. The borrower stated on 05/06/2014 that they made the payments but they did not provide proof of the payments. It appears that the repayment plan has continued, but details are not provided. Comments on 01/08/2015 indicate that the borrower is on track with their forbearance plan payments. A property inspection was ordered on 12/31/2014 but the details were not provided.	1/27/2015	FFFFFF777787
505856762	2	[2] Currently Delinquent Mortgage	It appears this loan will perform with intervention. The loan is due for 06/01/2013; most recent payment received on 01/13/2015. Reason for delinquency is unknown. The loan was referred to legal counsel to begin foreclosure on XX/XX/2012; however status of the foreclosure only cites sale date not assigned on XX/XX/2014. Investor is approving funds being applied to the loan as cited on XX/XX/2015 removing the breach alert. Borrower requested modification assistance on 12/22/2014 with the proprietary modification package being mailed. Commentary dated 12/22/2014 cites a call from XXX approved agency; contact XXX. Authorization was received to release information and they were advised that the loan was in foreclosure but there was no sale date. Modification was denied by investor as the loan already at 2%. Investor offered a repayment plan with a down payment of $XXX as cited on XX/XX/2015. Borrower stated on 01/12/2015 unable to complete the down payment of $XXX but may be able to complete with a $XXX down payment. As of this review approval of borrowers' down payment has not been received.	1/27/2015	FFFFFFFFFFFF
578203751	2	[2] Currently Delinquent Mortgage	It appears that the loan will perform with intervention. The loan is due for 09/01/2012; the last payment received was on 01/08/2015. Reason for delinquency is unknown. On 11/13/2014, a signed repayment plan was received (no details are noted). There is evidence of a prior Chapter 13 filed on XX/XX/2008 (Case# is not noted) that was discharged on XX/XX/2014.	1/27/2015	BBBBBBB99999
559023323	2	[2] Currently Delinquent Mortgage	It appears that the loan will perform with intervention. The loan is next due for 06/01/2014; most recent payment was received on 01/14/2015. The pay history reflected the payment made on 10/21/2014 was reversed for non sufficient funds. The RFD was cited as unexpected expenses. There is no evidence of any foreclosure activity. The borrower filed a chapter 13 bankruptcy on XX/XX/2011; the case number was not cited. The Motion for Relief was granted on XX/XX/2014, and the bankruptcy module was closed on XX/XX/2014. The loan was approved for a repayment plan from 08/01/2014 through 05/01/2015. A review for a supplemental modification was later opened. The account was denied the modification on 12/09/2014 due to the review indicated the borrower's income is enough to afford the current repayment plan. The comments reflected the borrower is having difficulty maintaining the monthly repayment plan, and was advised of a possible short sale or deed in lieu. There is no evidence of the borrower accepting either liquidation option. The last contact with the borrower was established on 01/09/2015 in regards to the borrower setting up a payment for 01/14/2015. The comments indicated the loan was previously modified; the details of the modification were not provided.	1/27/2015	BBBB87887877
568023687	2	[2] Currently Delinquent Mortgage	It appears that the loan will perform with intervention. The loan is next due for 10/01/2013; most recent payment was received on 01/12/2015. The RFD is unknown. There is no evidence of the account being referred to foreclosure, or the borrower filing bankruptcy in the past 12 months. The only contact with the borrower during the review period was established on 04/29/2014 in regards to their escrow account. The notes reflected the account was approved for a repayment plan on 12/06/2013 at a monthly payment amount of $XXX; no further information regarding the plan was provided. The notes on 06/30/2014 stated the plan was not activated on the account. However, the pay history indicated the borrower is making the required monthly payment under the plan each month. A HAMP packet was mailed to the borrower on XX/XX/2015. The last attempt to contact the borrower was made on 01/09/2015. There is no reference to either a property inspection of BPO being performed.	1/27/2015	999999999999
523591575	3	[3] MI Not Being Paid As Required [2] Currently Delinquent Mortgage [1] Verbal Dispute - Servicer responded and appears issue is closed	It appears that the loan will perform with intervention. The loan is next due for 05/01/2014; most recent payment was received on 11/03/2014. The RFD is unknown. There is no evidence of the account being referred to foreclosure in the past 12 months. The borrower previously filed bankruptcy on XX/XX/2006; the chapter and case number were not provided. The bankruptcy was dismissed on XX/XX/2010; however the bankruptcy module was not closed until XX/XX/2014. Comments dating back to 08/21/2014 referenced a dispute as the borrower claims payments they submitted were never applied to the account. A review was opened to research the issue. The borrower was advised on 09/04/2014 and 11/03/2014 that the servicer was able to locate multiple payments which were never applied. However, the borrower stated on 11/03/2013 that additional payments were still missing. There is no further mention of the issue in the collection comments provided. The account was approved for a repayment plan in 01/2014 paying a monthly amount of $XXX. The first and last payment dates under the plan were not provided. As of 01/21/2015, there is no reference to the plan being completed or closed. The notes indicated the loan was modified prior to the comments provided for review.	1/27/2015	888989989788
575629454	2	[2] Currently Delinquent Mortgage [2] Mod1 Incomplete	It appears the loan may perform with intervention. The loan is due for 05/01/2014; the last payment received was on 11/04/2014. The payment received in 08/2014 was reversed for non-sufficient funds. RFD is unknown. The borrower was approved for a repayment to begin on 02/01/2015. A modification agreement is being drafted and sent to the borrower per comments dated 01/16/2015.	1/27/2015	456456767788
578107299	3	[3] Missing Collection Comments		1/22/2015	445560000000
560483724	3	[3] Missing Collection Comments		1/22/2015	000000000000
540831780	3	[3] Missing Collection Comments [2] Currently Delinquent Mortgage		1/22/2015	211222341111
565573220	2	[2] Currently Delinquent Mortgage	It appears that the loan may perform with intervention. The loan is next due for 01/01/2014; most recent payment was received on 12/12/2014. The pay history indicated the payment made on 01/31/2014 was reversed for non sufficient funds. The RFD was cited as curtailment of income. There is no evidence of any current foreclosure or bankruptcy activity. The account is currently under review for a modification. The loan was set up on 04/30/2014 for a 12 month trial payment plan from 06/01/2014 through 05/01/2015 at a monthly payment amount of $XXX. The loan was previously set up on a repayment plan on 12/30/2013 ending on 10/01/2014. The plan was canceled on 02/06/2014 due to the borrower defaulting on the plan. A property inspection was completed on 03/18/2014 indicating the home was non-owner occupied; the condition of the property was not cited.	12/31/2014	999999999999
534850089	2	[2] Currently Delinquent Mortgage	It appears that the loan may perform with intervention. The loan is due for 06/15/2013; the most recent payment was received on 12/12/2014. The reason for delinquency is unknown. The loan is delinquent with no evidence of any current foreclosure activity. Commentary dated 05/02/2013 reflects that the borrower was approved for a 36 month repayment plan effective on 07/01/2013; with $XXX used for a down payment. It appears that the plan is still on target. Commentary dated 10/24/2012 reflected a title issue due to a portion of the mortgage being erroneously discharged on 04/02/2004; a rescission of the satisfaction of mortgage was filed with the courts on XX/XX/2012 and the title issue was resolved. Commentary also reflected that the subject property may have been impacted by a FEMA disaster; Hurricane Sandy; no damages were reported. There is no evidence of any tax or title issues.	12/31/2014	999999999999
540537275	1		It appears that the loan will perform. The loan is due for 01/01/2015; the last payment was received on 12/23/2014. The previous reason for default is unknown. The loan was brought current on 12/23/2014, and the account has remained in good standing since. Comments indicated the loan was modified on XX/XX/2012. There are no documented title or tax issues. The inspection report dated 12/19/2014 indicates the property is non-owner occupied.	12/31/2014	000000000010
531307002	1		It appears the loan will perform. Loan is due for 01/01/2015; most recent payment was received 12/30/2014. RFD is Unknown. The account is current as of the review date. Last customer contact was 08/29/2014 to draft a payment. Per commentary dated 10/02/2014, the homeowner's insurance agent was trying to contact the borrower for the annual policy premium to avoid cancelation. The servicer last requested evidence of insurance on 10/16/2014. There has been no further contact with the borrower noted, nor has there been any further request for insurance noted in the commentary and there is no evidence of force placed insurance. No evidence of delinquent taxes or title issues. No updated property value has been provided	12/31/2014	000000000010
552916710	3	[3] Missing Mod1	It appears that this loan will perform. The account is due for 04/01/2015; the most recent payment was received on 02/25/2015. The reason for default is unknown. Commentary does not denote foreclosure referral. Notes on 04/16/2014 reflect receipt of a signed trial modification agreement. Further notes on 11/29/2014 indicate that the trial plan was kept as agreed. Permanent modification documents were received on XX/XX/2014. The account was permanently modified on XX/XX/2014. Since modification, the account has remained in good standing. An inspection on 11/23/2014 determined the property to be owner occupied.	2/28/2015	655677889000
551118015	2	[2] Currently Delinquent Mortgage	It appears that the loan will perform. The loan is due for 02/01/2015; most recent payment was received on 02/17/2015. Reason for default is cited as curtailment of income. Last contact with borrower was on 02/24/2015 and borrower set up payments to cure the delinquency. No updated property value has been given. There is no evidence of any tax issues, title issues or property damage mentioned in the commentary provided.	3/4/2015	011122111111
504566595	3	[3] Borrower in BK - no relief granted [2] Currently Delinquent Mortgage [2] Current Bankruptcy	It appears that the loan will perform with intervention. The loan is due for 09/01/2013 and the last payment made was on 05/08/2015. Collection comments did not cite a reason for default. The loan is currently in an active bankruptcy with no evidence of any current foreclosure or loss mitigation activity on file. The borrower filed a chapter 11 bankruptcy prior to the available commentary. No further details were provided on the bankruptcy, however; the borrower is currently making payments on the chapter 11 bankruptcy plan.	5/14/2015	999999999999
500835887	3	[3] Cease and Desist Request Received From Mortgagor or 3rd Party [3] Gap In Servicing Comments [3] Gap In Payment History [2] Currently Delinquent Mortgage	It does not appear that the loan will perform. The loan is due for 11/01/2014; the most recent payment was received on 04/21/2015. Reason for default is unknown. The loan is delinquent. Commentary does not denote foreclosure referral; however, a demand letter was issued on XX/XX/2015. Conversation on 02/26/2015 denotes mortgagor intent to send two payments per month to bring the loan current. Mortgagor stated if they cannot remit two payments, they would send a payment and a half. Notes on 03/28/2015 reflect that the mortgagor has not kept this agreement; further notes indicate that the servicer wishes to persuade the borrower to explore liquidation options or reinstate the account. According to notations on 04/27/2015, the payment received on 04/21/2015 is scheduled to be returned to the mortgagor on 05/15/2015. On 04/28/2015, the mortgagor indicated they would be seeking legal representation; a cease and desist notice was placed on the account. Notes on 02/06/2015 reflect payment of 2014 property taxes in the amount of $XXX.	5/14/2015	MMMMMM455566
572701804	3	[3] Damaged Exterior - Damage remains unresolved and no indication covered by insurancesufficient to cover repair [3] Gap In Servicing Comments [3] Gap In Payment History [2] Mod1 Incomplete	It appears this loan will perform. The loan is due for 11/01/2015; and the last payment was received on 10/01/2015. The reason for default was cited as reduced income. The subject loan is a modified account which has re-defaulted. The account is current as of the review date. No loss mitigation efforts are evident. A homeowner's insurance claim was filed for the subject's deck per notes dated 06/17/2013. There is no evidence of the repairs since being completed. There is no evidence of a property inspection during the review period.	10/19/2015	1100M0000000
551731081	3	[3] Gap In Servicing Comments [3] Gap In Payment History [2] Currently Delinquent Mortgage [2] Mod1 Incomplete	It appears that the loan may perform with intervention. The loan is due for the 12/1/13 payment; last payment was received on 4/6/15. The reason for delinquency was unknown. There was no evidence that the loan boarded in foreclosure and no mention of any forbearance or repayment plan currently active.	4/7/2015	999999MMMMMM
586495159	1		It appears that this loan will perform. The loan is next due for 12/01/2015; the last payment was received on 11/05/2015. There was no evidence of delinquency within the review period. On 10/04/2015, a BPO indicated the property value to be $XXX. There are no title issues or damages noted.	11/24/2015	000000000000
554399881	3	[3] Title Lien Issue	It appears that the loan will perform. The loan is next due for 12/01/2015; the last payment was received on 11/02/2015. There was no evidence of delinquency within the review period. Per notation dated 01/05/2015 the loan was modified prior to the review period. Comment dated 01/23/2015 states there is a lien against the property due to a prior insurance claim for repairs. Servicer adviser borrower of procedure but there were no additional details.	10/31/2015	000000000000
544654284	3	[3] Missing Collection Comments [2] Currently Delinquent Mortgage		12/31/2015	999999999999
585503847	3	[3] Gap In Servicing Comments	It appears that the loan will perform. The loan is due for 04/01/2016; the most recent payment was received on 02/23/2016. The reason for default is unknown. The loan was modified on XX/XX/2016 and has remained current.	2/26/2016	999999999900
598598224	3	[3] Gap In Servicing Comments	It appears that the loan will perform. The loan is due for 04/01/2016; the last payment was received on 02/18/2016. Two payments were returned on 06/01/2015 and 06/08/2015 due to insufficient funds. Reason for default was cited as income curtailment. The loan defaulted in 02/2015; the loan was reinstated on 02/18/2016. Commentary on 03/25/2015 indicates the borrower was receiving loan payment assistance from a XXX public assistance program. There is no tax, title, or insurance issues noted. No updated property inspection results or property values have been provided.	2/29/2016	234345543210
529388540	1		It appears that the loan will perform. The loan is next due for 03/01/2016; most recent payment was received on 02/19/2016. Reason for default is cited as curtailment of income. The Servicer granted the borrower a non-HAMP loan modification on XX/XX/2015; the borrower's payment history reflects no further evidence of delinquency. The subject loan was referred to the foreclosure attorney on XX/XX/2015; the subject loan was reinstated the foreclosure case was closed and billed on XX/XX/2015. There is no evidence of any tax issues, title issues or property damage within the review period.	2/24/2016	FFFF00000000
567024245	1		It appears that the loan will perform. The loan is next due for 03/23/2016; most recent payment was received on 02/09/2016. There is no evidence of delinquency within the review period. There is no evidence of any tax issues, title issues or property damage mentioned in the commentary provided.	2/24/2016	000000000000
574367949	3	[3] Borrower in BK - no relief granted [2] Currently Delinquent Mortgage [2] Current Bankruptcy	It appears that the loan will perform with intervention. The loan is due for 08/01/2015; the most recent payment was received on 01/26/2016. The reason for default is unknown. The borrower filed for Chapter 13 Bankruptcy on XX/XX/2013; the plan is active and the borrower is currently making payments. Comments on 09/28/2015 indicate that a Summons & Petition for delinquent taxes was received and a request was made for the taxes to be paid. Comments on 11/16/2015 reflect that the tax litigation case was dismissed without prejudice and the litigation code was removed. An inspection was performed on 01/22/2016 which revealed that the property is occupied with no visible damages.	2/11/2016	BBBBBBBBBBBB
581777360	3	[3] Subject May Not Be 1st Lien - Not information title company has acknowledged or signed letter of indemnification
[3]   Gap In Servicing Comments
[1]   Written Dispute - Servicer responded within 60 days and no father communication from mortgagor
			It appears the loan will perform. The loan is due for 03/01/2016; most recent payment was received 02/09/2016. The reason for delinquency was unknown. The account is current as of the review date. Comments on 08/10/2015 indicated the foreclosure proceedings were closed due to the completed modification; the referral to foreclosure occurred prior to the review period. A loan modification was approved on XX/XX/2015 and the modification was completed on XX/XX/2015. The borrower issued a written dispute on XX/XX/2016 due to an incorrect unpaid principal balance. The payments from 09/01/2015 to 01/01/2016 were reversed and reapplied on 02/09/2016 to correct the principal and interest applications to comply with the modification terms and a response letter was sent to the borrower on 02/11/2016. A title issue was noted on 08/25/2015 for a title defect due to lack of satisfaction for a prior mortgage recorded on XX/XX/2007. Since the title company is no longer in business, a claim could not be filed, while noting that the issue could be cleared through foreclosure action; there was no evidence that the title issue was resolved prior to the foreclosure closure. Per commentary dated 05/04/2015, the account previously received a step rate modification. Comments on 04/29/2015 stated the borrower filed a chapter 7 bankruptcy case (XXX) on XX/XX/1998 which was discharged on XX/XX/1999.	2/18/2016	FFFFF0000000
572415667	2	[2] Currently Delinquent Mortgage	It appears this loan may perform with intervention. The loan is due for 12/01/2012; the last payment received was from the previous servicer due to a servicer transfer on 02/08/2013(reviewer is unable to determine if the borrower made the payment). The reason for delinquency was cited as unemployment. The account is currently in collection. Commentary reflects the borrower was receiving help from states Hardest Hit Funds (HHF) program with the previous servicer but due to the servicer transfer the paper work was not transferred over. The New servicer has recently requested the HHF paperwork for the borrower on 02/04/2013 and inquiring about the state HHF funds are, as well as trialing payments that the borrower made to previous servicer. The pay-history shows the borrower has a 2nd mortgage in the amount of $XXX. Reviewer is unable to complete a full 24 months review due to a loan boarding on 12/04/2012; comments started on 12/05/2012 and ending on 02/20/2013.	2/22/2013	MMMMMMMMMMMMMMMMMMMM122M
504488079	1		It appears that the loan will perform. The loan is due for 11/01/2014; with the last payment received 10/03/2014. There is no evidence of a default during the review period. Collection comments reflect that the borrower filed for chapter 13 bankruptcy prior to the review period on XX/XX/2011. The bankruptcy was dismissed on XX/XX/2011.	10/23/2014	000000000000
597612049	1		It appears that the loan will perform. The loan is due for 05/01/2016; the last payment received was on 04/04/2016. There is no evidence of delinquency within the review period.	4/19/2016	000000000000
521908537	2	[2] Currently Delinquent Mortgage	It appears that the loan will perform with intervention. The loan is due for 07/01/2015; the last payment received was on 02/24/2016. The reason for default was not cited in comments. There is no evidence of foreclosure or loss mitigation activity within the review period. There are no documented tax or title issues. The occupancy and property condition were not noted.	4/15/2016	223455678899
552915862	1		It appears that the loan will perform. The loan is due for 04/01/2016; the last payment received was on 03/11/2016. There is no evidence of delinquency within the review period.	4/11/2016	000000000000
507115867	1		It appears that the loan will perform. The loan is due for 04/01/2016; the most recent payment was received on 03/15/2016. There is no evidence of delinquency during the review period. A welcome letter was mailed to the borrower on 02/08/2011.	4/12/2016	000000000000
529361831	1		It appears that the loan will perform. The loan is due for 05/01/2016; the last payment received was on 04/11/2016. There is no evidence of delinquency within the review period.	4/19/2016	000000000000
513942208	3	[3] Gap In Servicing Comments [3] Gap In Payment History	It appears that the loan will perform. The loan is due for 05/01/2016; the last payment was received on 04/06/2016. There is no evidence of delinquency.	4/19/2016	MMMMMMMMM000
507337885	3	[3] Missing Collection Comments [2] Currently Delinquent Mortgage		4/26/2016	001111211111
518875699	2	[2] Mod1 Incomplete	It appears that the loan will perform. The loan is due for 04/01/2016; the most recent payment was received 03/15/2016. The loan is current. There was no evidence of delinquency.	3/31/2016	000000000000
590311839	1		It appears the loan will perform. The loan is next due for 05/01/2016; last payment was received on 03/28/2016. RFD was cited as Curtailment of Income. The account is current as of the review date. The account was in mediation through foreclosure, but placed on hold on XX/XX/2015 due to the borrower agreeing to a trial modification. Final modification documents were received on XX/XX/2016 and the account was removed from foreclosure on XX/XX/2016. The modification was booked to the account on XX/XX/2016. Last customer contact was 02/23/2016 to post additional funds to the remaining suspense balance to complete the 02/2016 payment. Monthly disbursements of lender paid mortgage insurance were evident.	3/31/2016	FFFFFFFFF000
505268346	1		It appears the loan will perform. The loan is due for 04/01/2016; the last payment received was on 03/01/2016. No evidence of delinquency. The loan was modified with the prior servicer.	3/31/2016	000000000000
520470556	2	[2] Mod1 Incomplete	It appears that the loan will perform. The loan is due for 04/01/2016; last payment received was on 03/14/2016. There is no evidence of delinquency during the review period.	3/31/2016	000000000000
587245009	3	[3] Borrower in BK - no relief granted [2] Currently Delinquent Mortgage [2] Current Bankruptcy	It appears that the loan will perform with intervention. The loan is due for 05/01/2015; last payment received was on 03/22/2016. The loan is delinquent with no evidence of prior foreclosure activity. A Chapter 13 bankruptcy was filed and remains active. There is no evidence of loss mitigation activity. There is no evidence of any tax or title issues. There is no evidence of any property damages.	3/31/2016	BBBBBBBBBBBB
514453442	3	[3] Borrower in BK - no relief granted [2] Current Bankruptcy	It appears that the loan will perform. The loan is due for 06/01/2016; last payment received was on 03/17/2016. There was no evidence of delinquency. A Chapter 13 bankruptcy (case #XXX) was filed and remains active; the filing date was not provided.	3/31/2016	BBBBBBBBBBBB
563033948	1		It appears that the loan will perform. The loan is next due for 04/01/2016; most recent payment was received on 03/10/2016. Reason for default is unknown. The borrower was able to cure the delinquency without assistance.	3/31/2016	220000000000
519488272	3	[3] Borrower in BK - no relief granted [2] Currently Delinquent Mortgage [2] Current Bankruptcy	It appears that the loan will perform with intervention. The loan is next due for 03/01/2016; most recent payment was received on 03/08/2016. Reason for default is unknown. The account is in chapter 13 bankruptcy; date of bankruptcy filing is unknown. The borrower has been at least 30 days delinquent for the past several months.	3/31/2016	BBBBBBBBBBBB
587924138	2	[2] Mod1 Incomplete	It appears that the loan will perform. The loan is due for 04/15/2016; the most recent payment was received 03/29/2016. The loan is current. There was no evidence of delinquency.	3/31/2016	000000000000
534153814	3	[3] Borrower in BK - no relief granted [2] Mod1 Incomplete [2] Currently Delinquent Mortgage [2] Current Bankruptcy	It appears that the loan will perform with intervention. The loan is next due for 01/01/2016; last payment was received on 03/09/2016. The reason for delinquency is unknown. The loan is delinquent with no evidence of foreclosure action. The borrower filed chapter 13 bankruptcy on an unknown date in 2014 (XXX); there is no evidence of discharge, dismissal or relief. A property inspection was completed 04/23/2016, reflecting owner occupancy.	3/31/2016	BBBBBBBBBBBB
595720574	1		It appears that the loan will perform. The loan is next due for 04/01/2016; most recent payment was received on 03/09/2016. There was no evidence of delinquency.	3/31/2016	000000000000
530187687	2	[2] Mod1 Incomplete	It appears that the loan will perform. The loan is next due for 04/01/2016; most recent payment was received on 03/07/2016. There was no evidence of delinquency. The RFD is unknown. The account was referred to foreclosure prior to the review period. The foreclosure was closed per notes dated XX/XX/2015 due to loss mitigation assistance. The account was previously under review for a modification. The loan was set up on a three-month trial payment plan from 06/01/2015 through 08/01/2015. The borrower completed the trial plan, and the loan was modified on XX/XX/2015.	3/31/2016	FFFFF9000000
561642080	3	[3] Borrower in BK - no relief granted [3] Gap In Servicing Comments [2] Current Bankruptcy	It appears that the loan will perform. The loan is next due for 04/01/2016; most recent payment was received on 03/14/2016. The RFD is unknown. The borrower filed chapter 13 bankruptcy in 2014 (case number XXX); the filing date was not provided. The borrower brought the loan current in 01/2016. The account has remained current since. There was no evidence of any borrower contact or loss mitigation activity in the past 12 months. A property inspection was last completed on 01/04/2016 indicating the home was owner occupied; the condition of the property was not cited.	3/31/2016	000001122000
576262168	2	[2] Mod1 Incomplete	It appears that the loan will perform. The loan is next due for 04/01/2016; most recent payment was received on 03/11/2016. The RFD is unknown.	3/31/2016	100000000000
564560504	1		It appears that the loan will perform. The loan is next due for 04/01/2016; most recent payment was received on 03/18/2016. RFD is unknown. The loan was reinstated via a repayment plan on 03/18/2016 after modification efforts were closed for failure to return a completed package. The property inspection performed on 12/23/2015 indicated the property was owner occupied but did not provide a property condition.	3/31/2016	111234332110
521371330	1		It appears the loan will perform. The loan is due for 05/01/2016; the last payment received was on 03/31/2016. No evidence of delinquency. The last borrower contact was noted on 04/26/2016 and was in regards to automatic payment services.	3/31/2016	000000000000
553592218	1		It appears the loan will perform. The loan is due for 04/01/2016; the most recent payment was received on 03/08/2016. There was no evidence of delinquency during the review period.	3/31/2016	000000000000
568238356	1		It appears the loan will perform. The loan is due for 04/01/2016; the most recent payment was received on 02/29/2016. There was no evidence of delinquency during the review period.	3/31/2016	000000000000
540162142	3	[3] Borrower in BK - no relief granted [2] Currently Delinquent Mortgage [2] Current Bankruptcy	It appears that the loan will perform with intervention. The loan is due for 07/01/2014; last payment was received on 04/25/2016. Reason for default is unknown. The loan is in bankruptcy. Comments reflect a chapter 13 bankruptcy (case# XXX) was filed on XX/XX/2015. There is no evidence of relief being granted or the case being dismissed.	4/30/2016	BBBBBBBBBBBB
596182324	3	[3] Missing Mod1	It appears that the loan will perform. The loan is due for 4/23/2016, with the last payment received on 4/25/2016. The previous reason for default is unknown. The loan was brought current on 9/17/2015, and has remained in good standing since. The last contact made with the borrower was on 6/6/2015; in which the borrower inquired about a payment made.	4/30/2016	000100000000
586290034	1		It appears the loan will perform. The loan is due for 05/01/2016; the most recent payment was received on 04/15/2016. There was no evidence of delinquency.	4/30/2016	000000000000
522073935	3	[3] Missing Collection Comments [2] Currently Delinquent Mortgage		4/20/2016	111112111111